                                                                                EXHIBIT 23.1

                               INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post Effective Amendment to the Registration Statement (No.
333-85483) of Medix Resources, Inc. of Form S-2 of our report dated February 10, 2001, appearing in the Prospectus, which is part of this Registration Statement.  We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                                      /s/Ehrhardt Keefe Steiner & Hottman PC
                                                         Ehrhardt Keefe Steiner & Hottman PC

March 22, 2001
Denver, Colorado